SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                                   FORM 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)      January 31, 2001
                                                -----------------------------


                         ALAMOSA PCS HOLDINGS, INC.
             -------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)



         Delaware                      5-32135                 75-2910043
----------------------------    -----------------------    -------------------
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
     OF INCORPORATION)                                     IDENTIFICATION NO.)


            5225 S. Loop 289, Lubbock, Texas          79424
         -----------------------------------------------------
         (Address of Principal Executive Offices)    (Zip Code)



(Registrant's Telephone Number, Including Area Code)       (806) 722-1100
                                                    --------------------------



        (Former Name or Former Address, if Changed Since Last Report)







ITEM 5.  OTHER EVENTS.


            On January 31, 2001, Alamosa (Delaware), Inc., a wholly owned subsidiary of Alamosa PCS Holdings, Inc., completed an offering of $250,000,000 in aggregate principal amount of 12.50% senior notes due 2011 in a Rule 144A transaction exempt from the registration requirements of the Securities Act of 1933.

            The net proceeds will be used to reduce existing debt and for working capital and general corporate purposes. The securities offered have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

            A copy of the press release is filed herewith as Exhibit 99.1, and the information set forth in the press releases is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

(c)      Exhibits

         99.1     Text of press release issued by Alamosa on February 6, 2001.







                                 SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: February 7, 2001

                                          ALAMOSA PCS HOLDINGS, INC.


                                          By: /s/ Kendall W. Cowan
                                             ---------------------------------
                                             Name:  Kendall W. Cowan
                                             Title: Chief Financial Officer





EXHIBIT INDEX

      Exhibit
      Number     Description

      99.1       Text of press release issued by Alamosa on February 6, 2001.